Centennial New York Tax Exempt Trust
3410 South Galena Street, Denver, Colorado 80231
1-800-525-9310


          Centennial New York Tax Exempt Trust (the "Trust") is a no-load "money market" mutual fund with the investment objective of seeking the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Trust seeks to achieve this objective by investing in municipal obligations meeting specified quality standards, the income from which is tax-exempt as described above. Normally, the Trust will invest at least 80% of its assets in U.S. dollar-denominated, high quality tax-exempt municipal obligations. See "The Trust and Its Investment Policies."

          An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

          Shares of the Trust may be purchased directly from dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the
"Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. See "How to Buy Shares" in the Prospectus. Program participants should also read the description of the Program provided by their broker.

          This Prospectus sets forth concisely information about the Trust that a prospective investor should know before investing. A Statement of Additional Information about the Trust (the "Additional Statement") dated November 1, 1995, has been filed with the Securities and Exchange
Commission ("SEC") and is available without charge upon written request to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143,
Denver, Colorado 80217-5143 or by calling the toll-free number shown above. The Additional Statement (which is incorporated by reference in its entirety in this Prospectus) contains more detailed information about the Trust and its management.

Investors are advised to read and retain this Prospectus for future reference.

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is effective November 1, 1995.

Table of Contents
                                                                Page


Trust Expenses
Financial Highlights
Yield Information
The Trust and Its Investment Policies
Investment Restrictions
Management of the Trust
How To Buy Shares
Purchases Through Automatic Purchase and Redemption Programs
Direct Purchases
  Payment by Check
  Payment by Federal Funds Wire
  Guaranteed Payment
  Automatic Investment Plans
General
Service Plan
How To Redeem Shares
Program Participants
Shares of the Trust Owned Directly
  Regular Redemption Procedure
  Expedited Redemption Procedure
  Check Writing
  Telephone Redemptions
  Automatic Withdrawal Plans
General Information on Redemptions
Exchanges of Shares
Dividends, Distributions and Taxes
Additional Information

Trust Expenses

  The following table sets forth the fees that an investor in the Trust might pay, and the expenses paid by the Trust during its fiscal year ended June 30, 1995.

Shareholder Transaction Expenses

       Maximum Sales Charge on Purchases                             None
       Sales Charge on Reinvested Dividends                          None
       Redemption Fees                                               None
       Exchange Fee                                                  None

Annual Trust Operating Expenses (as a percentage of average net assets)

       Management Fees (after expense assumption)                    0.35%
       12b-1 (Service Plan) Fees                                     0.19%
       Other Expenses                                                0.26%
         Total Trust Operating Expenses
               (after expense assumption)                                0.80%

       The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (shareholder transaction expenses) or indirectly (annual trust operating expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit, legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses shown are net of a voluntary expense assumption undertaking by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such assumption, "Management Fees" and "Total Trust Operating Expenses" would have been 0.50% and 0.95% of average net assets, respectively. The expense assumption undertaking is described in "Investment Management Services" in the Additional Statement and may be amended or withdrawn at any time. For further details, see the Trust's Financial Statements included in the Additional Statement.

       The following example applies the above-stated expenses (after expense assumption) to a hypothetical $1,000 investment in shares of the Trust over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares are redeemed at the end of each stated period. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown.

            1 year        3 years         5 years       10 years
            $8            $26             $44           $99

       This example should not be considered a representation of past or future expenses or performance. Expenses are subject to change and actual performance and expenses may be less or greater than those illustrated above.

Financial Highlights
Selected data for a share of the Trust outstanding throughout each period

  The table below presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1995 is included in the Additional Statement.



                                      YEAR ENDED JUNE 30,
                                      1995       1994        1993       1992
                                      -------    -------     -------    ------

PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                              $1.00      $1.00       $1.00      $1.00

                                      -------    -------     -------    ------
  Income from investment operations -
  net investment income and net
  realized gain on investments          .03        .02         .02        .03
Dividends and distributions to
  shareholders                         (.03)      (.02)       (.02)      (.03)
                                      -------    -------     -------    -------
Net asset value, end of period        $1.00      $1.00       $1.00      $1.00
                                      =======    =======     =======    =======

TOTAL RETURN, AT NET
 ASSET VALUE (2)                        2.85%      1.68%       1.83%      3.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $35,846    $26,519     $24,994    $24,103
Average net assets (in
 thousands)                            $29,590    $25,419     $24,257    $23,221
Number of shares
 outstanding at end of
 period (in thousands)                  35,847     26,518      24,994     24,105
Ratios to average net assets:
  Net investment income                  2.84%      1.67%       1.74%      3.00%
  Expenses, before voluntary assumption
    by the Manager                        .95%      1.02%        .98%      1.09%
  Expenses, net of voluntary assumption
    by the Manager                        .80%       .80%        .80%       .80%

[FN]
1. For the period from January 4, 1989 (commencement of operations) to September 30, 1989.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized.


FINANCIAL HIGHLIGHTS
Centennial New York Tax Exempt Trust

                                                   NINE
                                       YEAR        MONTHS       PERIOD
                                       ENDED       ENDED        ENDED
                                       JUNE 30,    JUNE 30,     SEPTEMBER 30,
                                       1991        1990         1989(1)
                                       -------     -------      -------
PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                               $1.00       $1.00        $1.00
                                       -------     -------      -------
  Income from investment operations -
  net investment income and net
  realized gain on investments           .05         .04          .04
Dividends and distributions to
  shareholders                          (.05)       (.04)        (.04)
                                       -------     -------      -------
Net asset value, end of period         $1.00       $1.00        $1.00
                                       =======     =======      =======

TOTAL RETURN, AT NET
 ASSET VALUE (2)                        4.74%       3.87%        3.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                            $21,439     $9,133       $4,935
Average net assets
 (in thousands)                         $16,766     $7,008       $2,084
Number of shares
 outstanding at end of
 period (in thousands)                   21,443      9,135        4,934
Ratios to average net assets:
  Net investment income                   4.42%       4.98%(3)     5.41%(3)
  Expenses, before voluntary assumption
    by the Manager                        1.08%       1.48%(3)     2.21%(3)
  Expenses, net of voluntary assumption
    by the Manager                         .72%        .96%(3)     1.00%(3)

[FN]
1. For the period from January 4, 1989 (commencement of operations) to September 30, 1989.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

3. Annualized.

Yield Information

            From time to time, the "yield," "tax-equivalent yield" and "compounded effective yield" of an investment in the Trust may be advertised. All yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. The "tax-equivalent yield" is then compounded and annualized in the same manner as the Trust's yield. See "Yield Information" in the Additional Statement for further information on the methods of calculating these yields. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed.

The Trust and Its Investment Policies

            The Trust is a no-load tax-exempt money market fund. It is an open-end, non-diversified, management investment company organized on July 29, 1988 as a Massachusetts business trust. The Trust's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors as is consistent with preservation of capital. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value
Per Share" in the Additional Statement for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. The value of Trust shares is not insured or guaranteed by any government agency.
However, shares held in brokerage accounts may be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. In seeking its objective, the Trust may invest in the types of instruments discussed below. The Trust's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental.
The Trust's investment objective is a fundamental policy. The Board may change non-fundamental investment policies without shareholder approval.

Municipal Securities. Under normal market conditions, the Trust attempts to invest 100% of its assets, and will invest at least 80% of its assets in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the State of New York, and other states, and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to federal individual income tax, in the opinion of bond counsel to the respective issuer (collectively, "Municipal Securities") and will invest at least 65% of its total assets in obligations of the State of New York and its political subdivisions, agencies, authorities or instrumentalities or those of commonwealths or territories of the U.S., the interest from which is not subject to New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer ("New York Municipal Securities"). The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 (discussed below). All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of one year or less at the date the Trust purchases them.

            In seeking its objective, as a matter of fundamental policy, normally the Trust will make no investment that will reduce the portion of its total assets which are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable, including: (i) repurchase agreements (described below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends and Taxes" below and "Private Activity Municipal Securities" in the Additional Statement); and (iii) certain temporary investments defined below in "Temporary Investments." The Trust may hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. No independent investigation has been made by the Manager as to the users of proceeds of such offerings or the application of such proceeds. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective. Investments in unrated Municipal Securities will not exceed 20% of the Trust's total assets.

- Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Trust's Board of Trustees has determined have minimal credit risks and are "Eligible Securities." An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may also invest in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days; and the maturity of any single portfolio investment may not exceed 397 days. Certain of the Trust's fundamental investment restrictions (which may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7, and the Trust must restrict the maturity of portfolio securities to one year or less. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

            Appendix A of the Additional Statement contains descriptions of the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. See "Municipal Securities" and "Ratings of Securities" in "Investment Objective and Policies" in the Additional Statement for further details.

- Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the PSA Municipal Swap Index or J.J. Kenney Index. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and on not more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards solely by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of Rule 2a-7. See "Floating Rate/Variable Rate Obligations" in the Additional Statement for more details.

 - When-Issued Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 45 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Additional Statement for more details.

- Puts and Stand-By Commitments. For liquidity purposes, the Trust may purchase Municipal Securities with puts from banks, brokers, dealers or other institutions. A put gives the Trust the right to sell the underlying security within a specified time at a stated price. Under a stand-by commitment, a dealer agrees to purchase, at the Trust's option, specified Municipal Securities at a stated price on same-day settlement. The aggregate price of a security subject to a put or a stand-by commitment may be higher than the price which otherwise would be paid for the security without such put or stand-by commitment, thereby increasing the cost of such security and reducing its yield. See "Puts and Stand-By Commitments" in the Additional Statement for further details.



 - Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. This policy does not limit purchases of: (1) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (2) commercial paper that may be sold without registration under Sections 3(a)(3) or 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A Securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

Non-diversification. The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "Investment Company Act"), so that the proportion of the Trust's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Trust will therefore entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Trust's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Trust's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Trust intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which will relieve the Trust from liability for Federal income tax to the extent its earnings are distributed to shareholders. Among the requirements for such qualification are that: (1) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Trust must not own more than 10% of the outstanding voting securities of a single issuer.

 Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements to generate income while providing liquidity.
The Trust's repurchase agreements must comply with the collateral requirements of Rule 2a-7. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include the costs of disposing of the collateral for the agreement and losses that might result from any delays in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days and may not enter into repurchase agreements if the scheduled repurchase date is greater than one year. Income earned on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, including the foregoing restrictions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Repurchase Agreements" in the Additional Statement for further details.

Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. The Trust presently does not intend that the value of securities loaned during the current fiscal year will exceed 5% of the Trust's total assets. The income from such loans, when distributed by the Trust, will be taxable. See "Loans of Portfolio Securities" in the Additional Statement for further information.

Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
(ii) bankers acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more. To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to Federal, New York State and local taxes.

Special Considerations - New York Municipal Securities. Because the Trust concentrates its investments in New York Municipal Securities, the market value and marketability of such Municipal Securities and the interest income and repayment of principal to the Trust from them could be adversely affected by a default or financial crisis relating to any of such issuers. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Additional Statement under "Special Investment Considerations - New York Municipal Securities." In addition, the Trust's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Trust, which can be expected to vary inversely to changes in prevailing interest rates.

Investment Restrictions

            The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, changeable only by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust. Under some of those restrictions, the Trust cannot: (1) make loans, except that the Trust may purchase debt securities described in "The Trust and Its Investment
Policies" and repurchase agreements, and the Trust may lend its portfolio securities as described in its investment policy stated above; (2) borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt; (3) invest more than 25% of its total assets in any one industry; however, for the purposes of this restriction Municipal
Securities and U.S. Government obligations are not considered to be part of any single industry. The percentage restrictions described in this Prospectus and in the Additional Statement apply only at the time of investment and require no action by the Trust as a result of subsequent changes in value of the investments or the size of the Trust. A supplementary list of investment restrictions is contained in "Investment Restrictions" in the Additional Statement.

Management of the Trust

            The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Additional Statement identifies the Trust's Trustees and officers and provides information about them. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Trust's business, supervises the investment operations of the Trust and the composition of its portfolio and furnishes the Trust advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a management agreement with the Trust (the "Agreement"). The Trust's management fee, payable monthly to the Manager under the terms of the Agreement, is computed as a percentage of the Trust's aggregate net assets as of the close of business each day at the following annual rates: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion.

            The Agreement lists examples of expenses paid by the Trust, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, transfer agent and custodian expenses, certain registration expenses and non-recurring expenses, including litigation costs. For further information about the Agreement, including a description of expense assumption arrangements by the Manager, exculpation provisions and portfolio transactions, see "Investment Management
Services" in the Additional Statement.

            The Manager, a wholly-owned subsidiary of Oppenheimer Management Corporation ("OMC"), has operated as an investment adviser since 1978.
The Manager and OMC currently advise U.S. investment companies with assets aggregating over $38 billion as of September 30, 1995, and having more than 2.8 million shareholder accounts. OMC is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OMC and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

How To Buy Shares

            Shares of the Trust may be purchased at their offering price, which is the net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Additional Statement for further details). There can be no guarantee that the Trust will maintain a stable net asset value of $1.00 per share.
Centennial Asset Management Corporation, which also acts as the Trust's distributor (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of the Trust's shares. Oppenheimer Funds Distributor, Inc., an affiliate of the Distributor, acts as the Trust's sub-distributor (the "Sub-Distributor").

            The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange Privilege" below or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, military allotment plan, 403(b)(7) custodial plan or payroll deduction plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

            The Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly-purchased shares only after the Distributor accepts the purchase order for them at its address in Denver, Colorado, on a day The New York Stock Exchange is open
(a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

            The Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days (all references to time in this Prospectus mean New York time) by dividing the net assets of the Trust by the total number of its shares outstanding. The Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Additional Statement.

Purchases Through Automatic Purchase and Redemption Programs. Shares of the Trust are available under Automatic Purchase and Redemption Programs ("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust if the Trust has been selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of the Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor may directly purchase shares of the Trust through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217-5143 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

 - Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and a purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

- Payment by Federal Funds Wire. Shares of the Trust may be purchased by Federal Funds wire. The minimum investment by wire is $2,500. The investor must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the transmittal of the wire and to order the shares. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9 for credit to Concentration Account No. 3737-5674, for further credit to Centennial New York Tax Exempt Trust Custodian Account No. 845-766.

            The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. prior to the close of The New York Stock Exchange (which is normally 4:00 P.M.) and the Distributor has received and accepted the investor's notification of the wire order. Shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York
Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

 - Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., on a regular business day, with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

- Automatic Investment Plans. Direct investors may purchase shares of the Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Redeem Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trust reserves the right to amend, suspend, or discontinue offering such Automatic Investment Plans at any time without prior notice.

General. Dealers and brokers who process orders for the Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from the Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of the Trust to do so.

Service Plan. The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to reimburse dealers, brokers, banks, or other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trust), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Additional Statement.



 How to Redeem Shares

Program Participants.   A program participant may redeem shares in the
Program by writing checks as described below, or by contacting the dealer or broker. A program participant may also arrange for "Expedited
Redemptions," as described below, only through their dealer or broker.

Shares of the Trust Owned Directly. Shares of the Trust owned by a shareholder directly (not through a Program) (a "direct shareholder"), may be redeemed in the following ways:

- Regular Redemption Procedure. A direct shareholder who wishes to redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedure, must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 (send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231):
(1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to similar requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

- Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, direct shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution, and the Bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). No dividends are paid on the proceeds of redeemed shares awaiting transmittal by wire. Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Additional Statement for further details.

- Check Writing. Upon request, the Transfer Agent will provide any direct shareholder of the Trust or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Program participants must arrange for check writing through their brokers or dealers. The Transfer Agent will arrange for checks written by direct shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Shareholders of joint accounts may elect to have checks honored with a single signature. Checks may be made payable to the order of anyone in any amount not less than $250 and will be subject to the Bank's rules and regulations governing checks. If a check is presented for an amount greater than the account value, it will not be honored. For Program participants, checks will be drawn against the primary account designated by the Program participant. Checks issued for one Fund account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has been changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by checkwriting.
A check presented to the Bank for payment that would require redemption of some or all of the shares so purchased is subject to non-payment. The Bank will present checks to the Trust to redeem shares to cover the amount of the check. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue check writing privileges at any time without prior notice.

 - Telephone Redemptions. Direct shareholders of the Trust may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, once in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trust's regular redemption procedure described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

- Automatic Withdrawal Plans. Direct shareholders of the Trust can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange, which is normally 4:00 P.M. (but may be earlier on some days), three business days prior to the date requested by the shareholder for receipt of the payment. The Trust cannot guarantee receipt of payment on the date requested and reserves the right to amend, suspend or discontinue offering such Plan at any time without prior notice. For further details, refer to "Automatic Withdrawal Plan Provisions" in the Additional Statement.

General Information on Redemptions. The redemption price will be the net asset value per share of the Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, shares of the Trust may be redeemed "in kind" (i.e., by payment in portfolio securities). Under certain circumstances, the Trust may involuntarily redeem small accounts if the account has fallen below $200 in value. For details, see "Purchase, Redemption and Pricing of Shares - Redemption of Shares" in the Additional Statement. Under the Internal Revenue Code, the Trust may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions the Trust may make, if the shareholder has not furnished the Trust a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code and regulations thereunder.

            Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the SEC. The Transfer Agent may delay forwarding a redemption check for recently-purchased shares only until the purchase check has cleared which may take up to 10 days or more. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the payment was drawn or by purchasing shares by Federal Funds wire, as described above.
The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemptions of shares of the Trust acquired by exchange of Class A shares of "Eligible Funds" (described below) that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

 Exchange Privilege. Shares of the Trust held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust (collectively, the "Centennial Trusts") only by instructions of the broker. Shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following funds, all collectively referred to as "Eligible Funds": (i) Oppenheimer Target Fund, Oppenheimer Champion Income Fund, Oppenheimer Asset Allocation Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Intermediate Tax-Exempt Fund, Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Equity Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Insured Tax-Exempt Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Income & Growth Fund, Oppenheimer Main Street California Tax-Exempt Fund, Oppenheimer Florida Tax-Exempt Fund, Oppenheimer New Jersey Tax-Exempt Fund, Oppenheimer Bond Fund, Oppenheimer Value Stock Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Pennsylvania Tax-Exempt Fund, Oppenheimer High Yield Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer Strategic Income Fund and, Oppenheimer Strategic Income & Growth Fund, and (ii) the following "Money Market Funds": Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves, any Centennial Trust, and Daily Cash Accumulation Fund, Inc. There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

            Shares of the Trust and of the other Eligible Funds may be exchanged at net asset value if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange
Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

            In addition to the conditions stated above: shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund (including the Trust) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Trust acquired by reinvestment of dividends and distributions from any Eligible Fund (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or the Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Trust, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

- How to Exchange Shares. An exchange may be made by a direct shareholder by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, direct shareholders of the Trust may exchange shares of the Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trust may modify, suspend or discontinue these exchange privileges at any time. Although the Trust will attempt to provide notice whenever it is reasonably able to do so, it may impose these changes at any time. The Trust reserves the right to reject requests submitted in bulk on behalf of 10 or more accounts. Exchange requests must be received by the Transfer Agent by the close of the Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

- Telephone Exchanges. Direct shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each direct shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from the shareholder(s) of record cancelling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

            The Transfer Agent has adopted reasonable procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification number(s) and other account data and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

- General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date") as of the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund for up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

            The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares (except the Money Market Funds). For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

 Dividends, Distributions and Taxes

            This discussion relates solely to Federal tax laws and New York income tax laws and is not exhaustive; a qualified tax adviser should be consulted. A portion of the Trust's dividends and distributions may be subject to Federal, state and local taxation. The Additional Statement contains further discussion of tax matters affecting the Trust and its distributions, and information about the possible applicability of the Alternative Minimum Tax to the Trust's dividends and distributions (see "Investment Objective and Policies - Private Activity Municipal Securities").

Dividends and Distributions. The Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described in "How to Buy Shares" above.

            All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the Trust (or paid in cash) at net asset value on the third Thursday of each calendar month. Program participants may receive cash payments by asking the broker to redeem shares. Dividends and distributions payable to direct shareholders will also be automatically reinvested in shares of the Trust at net asset value, unless the shareholder asks the Transfer Agent in writing to pay dividends in cash, or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Additional Statement. That notice must be received prior to a dividend record date to be effective as to that dividend. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Trust, as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

            Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trust will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

            The Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company
Act. Any net realized capital loss is carried forward to offset against capital gains in later years. The Trust will not make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Long-term capital gains, if any, will be identified separately when tax information for the Trust is distributed to shareholders. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. The Additional
Statement describes how dividends and distributions received by direct shareholders of the Trust may be reinvested in shares of any Eligible Fund at net asset value. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.

Tax Status of the Trust's Dividends. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders, and so qualified during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. This allocation will be made by uniformly applying a designated percentage to all income dividends made during the Trust's calendar year. Such designation will normally be made following the end of such fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may differ substantially from the percentage of the Trust's income that was tax-exempt for a given period. A shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements), (ii) income from securities loans or repurchase agreements, (iii) an excess of net short-term capital gains over net long-term capital losses. Losses realized by shareholders on the redemption or other disposition of Trust shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares. For corporate shareholders, all of the Trust's dividends will be a component of adjusted current earnings for determining Federal corporate alternative minimum tax. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Interest on loans used to purchase shares of the Trust may not be deducted for Federal tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of Trust shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The Trust also intends to qualify during each fiscal year to pay "exempt-interest dividends" that will be exempt from New York State and New York City personal income taxes to the extent the Trust's income is derived from New York state municipal securities. Distributions, including "exempt-interest dividends", may be subject to New York state franchise taxes if received by a corporation.

            Dividends paid by the Trust derived from net short-term capital gains are taxable to shareholders as ordinary income whether received in cash or reinvested. Any distribution of long-term capital gain, when designated by the Trust as a capital gain dividend, is taxable to shareholders as long-term capital gain, whether received in cash or reinvested and regardless of how long Trust shares have been held. The Trust will report annually to its shareholders the percentage of interest income it received during the preceding year on Municipal Securities.
It will also report the net amount of its income that is subject to alternative minimum tax. Receipt of tax-exempt income must be reported on a taxpayer's Federal income tax return.

Tax Status of the Trust. If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Trust so qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to so qualify. However, the Internal Revenue Code contains a number of complex tests relating to qualification which the Trust might not meet in any particular year. If the Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed above.

Additional Information

 Description of the Trust and its Shares. The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of the Trust represents an interest in the Trust equal to the interest of each other share in the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote, and to participate pro-rata in dividends and distributions and in the net distributable assets of the Trust on liquidation. The Trustees may divide or combine shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have preemptive, subscription or cumulative voting rights. The Trust's Board of Trustees is empowered to issue additional "series" of shares of the Trust, which may have separate assets and liabilities. The Trust does not anticipate holding annual meetings. Under certain circumstances, shareholders have the right to remove a Trustee. See "Additional Information" in the Additional Statement for details.

The Custodian and the Transfer Agent. The Custodian of the assets of the Trust is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Additional Statement for further information. The Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The rating restrictions under Rule 2a-7 (see "Ratings of Securities," above) do not apply to banks in which the Trust's cash is kept.

            Shareholder Services, Inc., a subsidiary of OMC, acts as Transfer Agent and shareholder servicing agent on an at-cost basis for the Trust and other mutual funds advised by the Manager. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trust to the Distributor and to Recipients under the Service Plan. Shareholders should direct any inquiries regarding the Trust to the Transfer Agent at the address or toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

 No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Investment Adviser and Distributor
                  Centennial Asset Management Corporation
                  3410 South Galena Street
                  Denver, Colorado 80231

Transfer and Shareholder Servicing Agent
                  Shareholder Services, Inc.
                  P.O. Box 5143
                  Denver, Colorado 80217-5143
                  1-800-525-9310

Custodian of Portfolio Securities
                  Citibank, N.A.
                  399 Park Avenue
                  New York, New York 10043

Independent Auditors
                  Deloitte & Touche LLP
                  555 Seventeenth Street, Suite 3600
                  Denver, Colorado  80202-3942

Legal Counsel
                  Myer, Swanson, Adams & Wolf, P.C.
                  The Colorado State Bank Building
                  1600 Broadway, Suite 1850
                  Denver, Colorado  80202


PR 780 (11/95) * Printed on recycled paper

Centennial New York Tax Exempt Trust




Effective November 1, 1995

                                      STATEMENT OF ADDITIONAL INFORMATION

                                      CENTENNIAL NEW YORK TAX EXEMPT TRUST

                         3410 South Galena Street, Denver, Colorado  80231

                                                 1-800-525-9310



  This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus (the "Prospectus") dated November 1, 1995, of Centennial New York Tax Exempt Trust (the "Trust"), which may be obtained upon written request to Shareholder Services, Inc. (the "Transfer Agent"), P.O. Box 5143, Denver, Colorado 80217-5143, or by calling the toll-free number shown above.

                                                              TABLE OF CONTENTS

                                                                   Page

Investment Objective and Policies                                     2
Special Investment Considerations - New York Municipal Securities     8
Investment Restrictions                                              15
Trustees and Officers                                                16
Investment Management Services                                       20
Service Plan                                                         22
Purchase, Redemption and Pricing of Shares                           23
Yield Information                                                    25
Additional Information                                               26
Automatic Withdrawal Plan Provisions                                 27
Independent Auditors' Report                                         30
Financial Statements                                                 31
Appendix A: Description of Securities Ratings                       A-1
Appendix B: Tax Equivalent Yield Tables                             B-1
Appendix C: Industry Classifications                                C-1


This Additional Statement is effective November 1, 1995.

                                  INVESTMENT OBJECTIVE AND POLICIES

          The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Additional Statement are defined in the Prospectus.

          The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Securities.

          Municipal Bonds. The principal classifications of Municipal Bonds are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest), "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source) and "industrial development bonds".

          General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as Municipal Notes. Municipal
Notes generally are used to provide for short-term working capital needs and include:

          Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

          Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

          Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

          Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing
Administration.

          Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security on not more than thirty days' notice at any time or at specified intervals not exceeding one year. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as the PSA Municipal Swap Index, or J.J. Kenney Index, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Puts and Stand-By Commitments. When the Trust buys Municipal Securities, it may obtain a stand-by commitment from the seller to repurchase the securities that entitles the Trust to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a stand-by commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the stand-by commitment or put.
The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks.

          The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. For purposes of the Trust's compliance with Rule 2a-7 when investing in puts, a put will be considered to be issued by the party to which the Trust will look for payment of the exercise price, and an unconditional put will be considered to be a guarantee of the underlying security. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets. The Trust's ability to exercise a put or stand-by commitment will depend on the ability of the bank or dealer to pay for the securities if the put or stand-by commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and stand-by commitments are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or stand-by commitment is exercised. However, the Trust might refrain from exercising a put or stand-by commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Trust's business relationship with the seller. Any consideration paid by the Trust for the put or stand-by commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or stand-by commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Trust from Municipal Securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Trust not to be treated as the tax owner of the underlying Municipal Securities.


When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within thirty days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or liquid high-grade Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

 Municipal Lease Obligations. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Trust, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Trust.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

          Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations on the dollar amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988
U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

          A Municipal Security is treated as a taxable private activity bond under a test for (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of users, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.
Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. If the Trust holds a bond that loses its tax-exempt status retroactively, an adjustment to the tax-exempt income previously paid to shareholders may result.

          The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if they have no other income tax obligation. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The
Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax. For calendar year 1994, approximately 13.8% of the Trust dividends paid to shareholders were a tax preference item for shareholders subject to the Federal alternative minimum tax. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Trust's total assets.


Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security; but if the Trust disposes of the security within 5 days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited, its affiliate, IBCA, Inc. and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Appendix A.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor which meets the requirements of Rule 2a-7. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repayment obligation to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

 Loans of Portfolio Securities. The Trust may lend its portfolio securities subject to the restrictions stated in the Prospectus, to attempt to increase the Trust's income for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Trust.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available information, and official statements relating to offerings of New York issuers of Municipal Securities prior to September 27, 1995, and no representation is made as to the accuracy of such information.

          During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Trust invests.

New York City

          General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late
1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, the City's current four-year financial plan assumes that economic growth will slow in 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted. On July 21, 1995, the City submitted to the Control Board a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification") which projects a balanced budget in accordance with GAAP for the 1994 fiscal year, after taking into account a transfer of $75 million.

          For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. The adopted budget for the fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

          The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan", "Financial Plan" or
"City Plan").

          The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the current downturn in the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

          Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

          The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          1996-1999 Financial Plan. The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The Financial Plan sets forth actions to close a previously projected gap of approximately $3.1 billion in the 1996 fiscal year. The gap-closing actions for the 1996 fiscal year include agency actions, including productivity savings and savings from restructuring the delivery of City services; service reductions; the sale of delinquent real property tax receivables; reduced debt service costs, resulting from refinancings and other actions; proposed increased Federal assistance; proposed increased State aid; and various revenue actions.

          The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997 through 1999 years, respectively. These projections take into account expected increases in Federal and State assistance. The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that the New York City Health and Hospitals Corporation ("HHC") and the Board of Education will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of the increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority;
and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial
Plan anticipates the receipt of substantial amounts of Federal aid.
Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal Programs.

          Various actions proposed in the Financial Plan are subject to approval by the Governor and the State Legislature, the City's municipal unions and the Federal government. No assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

          The Financial Plan reflects certain cost and expenditure increases including increases in salaries and benefits paid to City employees pursuant to certain collective bargaining agreements. In the event of a collective bargaining impasse, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

          Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligations bonds from A- to BBB+ and removed City bond from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bond A-. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

          Outstanding Net Indebtedness. As of June 30, 1995, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term debt.

          The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

          Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its government and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Plan. As of June 30, 1994, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.6 billion.

New York State

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.
 Recent Developments. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and State's economy recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

          The 1995-1996 New York State Financial Plan (the "State Plan") is based on projections that the State's economy is expected to expand during 1995, but that there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

          Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world
economy, which could have an adverse effect on the State.   There can be
no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

The 1995-96 Fiscal Year. The State's General Fund (the major operating Fund of the State) is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year. The State Plan projects: (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits;
(iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.



          There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain state programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

          Composition of State Cash Receipts and Disbursements. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund and which for the State's 1995-96 fiscal year is expected to account for approximately 49% of total projected governmental fund receipts; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes and which is expected to comprise more than 40% of total projected governmental funds receipts in the 1995-96 fiscal year; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments. Receipts in Capital Projects and Debt Service Funds comprise an aggregate of approximately 11% of total projected governmental funds receipts in the 1995-96 fiscal year.



 Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bond and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAG's bondholders in the resolution authorizing such bonds.



          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The State Plan includes no spring borrowing nor did the 1994-1995 State Financial Plan, which was the first time in 35 years there was no short-term borrowing.

          Authorities. The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion as of September 30, 1994.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years.

          The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. There are certain statutory arrangements that provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the
State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Trust invests.

          General Obligation Debt. As of March 31, 1995, the State had approximately $5.181 billion in general obligation bonds, excluding refunding bonds, and $149 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $793.3 million for the 1994-95 fiscal year and are estimated to be $774.4 million for the State's 1995-96 fiscal year, not including interest on refunding bonds to the extent that such interest is to be paid from escrowed funds.

          Litigation.   The State is a defendant in numerous legal proceedings
pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter.

          The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-1996 State Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $676 million.

          In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions.
Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1995-96 fiscal year or thereafter.

          Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                     INVESTMENT RESTRICTIONS

 The Trust's most significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust, and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Trust's outstanding shares. Under the Investment Company Act, such "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot: (1) invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice; (2) enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year;
(3) invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs; (4) invest in real estate; however, the Trust may purchase debt securities issued by companies which invest in real estate or interests therein; (5) purchase securities on margin or make short sales of securities; (6) invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its adviser who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; (7) underwrite securities of other companies except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities; (8) invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or (9) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

          For purposes of investment restriction (6) above and the investment restrictions in the Prospectus, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security.
When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

          In applying the restrictions in the Prospectus as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. This is not a fundamental policy, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or Additional Statement will be supplemented to reflect the change.

          For purposes of the Trust's policy not to concentrate its assets, described under restriction number (3) in the Prospectus, the Trust has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

                                TRUSTEES AND OFFICERS

          The Trustees and officers of the Trust and their principal occupations and business affiliations during the past five years are listed below. Except as noted below, each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. (collectively with the Trust the "Centennial Trusts"), Oppenheimer Total Return Fund, Inc., Oppenheimer High Yield Fund, Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Oppenheimer Bond Fund, Oppenheimer Value Stock Fund, Oppenheimer International Bond Fund and The New York Tax-Exempt Income Fund, Inc. (collectively referred to as the "Denver-based Oppenheimer funds"). Mr. Fossel is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund. Mr. Fossel is President and Mr. Swain is Chairman of all of the funds listed. All other officers, with the exception of Mr. Carbuto, hold similar positions with all of the funds listed. As of September 30, 1995, the Trustees and officers of the Trust in the aggregate owned less than 1% of the Trust's outstanding shares.

ROBERT G. AVIS, Trustee*; Age 64
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 65
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

RAYMOND J. KALINOWSKI, Trustee; Age 66
44 Portland Drive, St. Louis, Missouri  63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 73
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

NED M. STEEL, Trustee; Age 80
3416 South Race Street, Englewood, Colorado 80112
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
President and Director of Centennial Asset Management Corporation (the "Manager"); Vice Chairman and a Director of Oppenheimer Management Corporation ("OMC"), the immediate parent of the Manager; formerly Chairman of the Board of Shareholder Services, Inc. (the "Transfer Agent"), the Trust's transfer agent, which is a subsidiary of OMC.


___________________
*A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

JON S. FOSSEL, Trustee and President*; Age 53
Two World Trade Center, New York, New York 10048
Chairman and a director of OMC; President and Director of Oppenheimer Acquisition Corp. ("OAC"), OMC's parent holding company; President and a director of HarbourView Asset Management Corporation, an investment advisory subsidiary of OMC ("HarbourView"); a director of the Transfer Agent and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OMC; formerly President of OMC.

ANDREW J. DONOHUE, Vice President; Age 45
Two World Trade Center, New York, New York 10048
Executive Vice President and General Counsel of OMC and Oppenheimer Funds Distributor, Inc. ("OFDI"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of OMC and OFDI; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 40
Two World Trade Center, New York, New York 10048
Vice President of the Manager and OMC; an officer of other
OppenheimerFunds.

GEORGE C. BOWEN, Vice President, Secretary and Treasurer; Age 59
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of OMC; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and SFSI; an officer of other OppenheimerFunds; formerly Senior Vice President/Comptroller and Secretary of OAMC.

ROBERT G. ZACK, Assistant Secretary; Age 47
Two World Trade Center, New York, New York 10048
Senior Vice President and Associate General Counsel of OMC; Assistant Secretary of the Transfer Agent and SFSI; an officer of other
OppenheimerFunds.

ROBERT BISHOP, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company, Inc., a broker-dealer.


___________________
*A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.


SCOTT FARRAR, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of OMC/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown
Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

 Remuneration of Trustees. The officers of the Trust (including Messrs. Fossel and Swain) are affiliated with the Manager and receive no salary or fee from the Trust. The Trust has an Audit and Review Committee composed of William A. Baker (Chairman), Charles Conrad, Jr. and Robert
M. Kirchner. This Committee meets regularly to review audit procedures, financial statements and other financial and operational matters of the Trust. The Trustees of the Trust (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Trust, during its fiscal year ended June 30, 1995 and (ii) from all 21 of the funds (including the Trust) listed in the first paragraph of this section (and from Oppenheimer Tax-Exempt Cash Reserves, Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown.

                                                                                                     Total Compensation
                                                                             Aggregate               From All
                                                                             Compensation            Denver-based
Name                                    Position                             from Trust              Oppenheimer funds1
Robert G. Avis                          Director                             $270                    $53,000.00
William A. Baker                        Audit and Review                     $375                    $73,257.01
                                        Committee Chairman
                                        and Director
Charles Conrad, Jr.                     Audit and Review                     $349                    $68,293.67
                                        Committee
                                        Member and Director
Raymond J. Kalinowski                   Director                             $270                    $53,000.00
C. Howard Kast                          Director                             $270                    $53,000.00
Robert M. Kirchner                      Audit and Review                     $349                    $68,293.67
                                        Committee Member
                                        and Director
Ned M. Steel                            Director                             $270                    $53,000.00

______________________
1 For the 1994 calendar year.

Major Shareholders. As of October 6, 1995, A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103, which in turn is owned by A.G. Edwards, Inc., was the record owner of 32,913,861.230 shares of the Trust (approximately 82.78% of outstanding shares). The Trust is informed that the shares held of record by Edwards were beneficially owned for the benefit of its brokerage clients. As of that date, no other person owned of record or was known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust.

                               INVESTMENT MANAGEMENT SERVICES

          The Manager is wholly-owned by OMC which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. The remaining stock of OAC is owned by: (i) certain of OMC's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. James C. Swain and
Mr. Fossel) serve as a Trustee of the Trust and (ii) Edwards, which owns less than 5% of its equity.

          The Code of Ethics governing the Fund is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Trust's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

          A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Trust
(the "Agreement"), and is computed on the aggregate net assets of the Trust as of the close of business each day. The Agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration of the Trust, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the shares of the Trust are paid by the Trust. A description of examples of such expenses is in the Prospectus.

          The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Trust in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed (and the Manager undertakes to assume any amount by which such expenses shall exceed) the most stringent state securities law expense limitation applicable to the sale of the Trust's shares. At present, the Trust's shares will be sold only in New York State, which currently has no expense limitation applicable to sales of mutual fund shares. In addition, independently of the Agreement, the Manager has temporarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under either limitation lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to terminate or amend either of these undertakings at any time. For the fiscal years ended June 30, 1993, 1994 and 1995 the management fees payable by the Trust to the Manager would have been $121,281, $127,154 and $147,859, respectively. Those amounts do not reflect the effect of the expense assumptions of $43,840, $55,589 and $44,890, respectively, in those periods by the Manager.

          The Agreement provides that the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with matters to which the Agreement relates, except a loss resulting by reason of its willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder. The Manager is permitted by the Agreement to act as investment adviser for any other person, firm or corporation. If the Manager shall no longer act as investment adviser to the Trust, the right of the Trust to use the name "Centennial" as part of its name may be withdrawn.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

          The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If dealers or brokers are used for portfolio transactions, transactions may be directed to dealers or brokers furnishing execution and research services. The research services provided by a particular dealer or broker may be useful only to one or more of the advisory accounts of the Manager or its affiliates and investment research received for the commissions of those other accounts may be useful to both the Trust and one or more of such other accounts.
Such research, which may be supplied by a third party at the instance of a dealer or broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by dealers or brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust.
No portfolio transactions are handled by firms which are affiliated with the Trust or the Manager if that dealer or broker is acting as principal.
The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover.
However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust.

          Other funds advised by the Manager have investment objectives and policies similar to that of the Trust. Such other funds may purchase or sell the same securities at the same time as the Trust, which could affect the supply or price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the cost among such funds.

                                                                SERVICE PLAN

          The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act, as described in the Prospectus. No payment will be made by the Distributor to any Recipient if the aggregate net asset value of Trust shares held by it or its customers at the end of a calendar quarter is less than the minimum level of qualified holdings, if any, established under the Plan from time to time by the "Independent Trustees". Currently, no minimum level of qualified holdings has been established by the Board of Trustees. For the Trust's fiscal year ended June 30, 1995, payments under the Plan totalled $57,630, all of which were paid by the Distributor to Recipients, as reimbursement for costs incurred with the personal service and maintenance of accounts that hold Trust shares.

          The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Oppenheimer Cash Reserves, Centennial
Government Trust, Centennial California Tax Exempt Trust, Centennial
America Fund, L.P. and the Trust. Quarterly payments by the Distributor for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of the above-mentioned funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of the above-mentioned funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental
Agreements are not a Trust expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from the Trust. Payments to affiliates of the Distributor are not permitted under the Supplemental Agreements.

          The Plan shall, unless terminated as described below, continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. The Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event the Trust terminates the Plan, or (ii) if the net asset value of shares of the above-mentioned funds covered by Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. The
Plan may not be amended without shareholder approval, as set forth above, to increase materially the amount of payments to be made and all material amendments must be approved by the Board and the Independent Trustees.



          While the Plan is in effect, the Treasurer of the Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan and the identity of each Recipient that received any such payment and the purposes for which payments were made. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to the selection or nomination is approved by a majority of the Independent Trustees.

                       PURCHASE, REDEMPTION AND PRICING OF SHARES

 Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day, as of 12:00 Noon (all references to time mean New York time) and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") by dividing the Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. Shares of the Trust are sold at their offering price (net asset value, without a sales charge) as described in the Prospectus. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by the Trust may be traded, and its net asset value per share may be significantly affected, on such days when shareholders may not purchase or redeem shares.

          The Trust will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that it will do so. The Trust operates under Rule 2a-7 under which it may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any market discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

          The Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If the Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps as it considers appropriate to eliminate or reduce any such dilution or unfair effects, including without limitation selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of outstanding Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

          As long as it uses Rule 2a-7, the Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that the Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("NRSROs"), as defined in the Rule, or by one NRSRO if only one NRSRO has rated the security; an instrument that is not rated must be of comparable quality as determined by the Manager under guidelines approved by the Board; and
(iii) not purchase any instruments with a remaining maturity of more than 397 days. The Trust's fundamental investment policy that the remaining maturity of an instrument shall not exceed one year is more restrictive than the provisions of Rule 2a-7. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

          While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

Redemption of Shares. Information on how to redeem shares of the Trust is stated in the Prospectus. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. If, however, the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly in cash, the redemption price may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Trust in lieu of cash or in conformity with applicable Securities and Exchange Commission rules. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Trust during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur transaction or other costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing securities described under "Determination of Net Asset Value" above, and such valuation will be made as of the same time the redemption price is determined.

          The Trust's Board of Trustees has the right, in conformity with applicable law, to cause the involuntary redemption of shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act or Massachusetts law, the requirements for any notice to be given to the shareholder(s) in question (not less than 30 days) or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Trust, discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon and the Trust's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trust may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed in the Prospectus as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

                                                              YIELD INFORMATION

          The Trust's current yield is calculated for a seven-day period of time in accordance with regulations adopted under the Investment Company Act. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7, to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and (c) subtracting 1 from the result. For the seven-day period ended June 30, 1995, the Trust's current yield was 2.72%, and its compounded effective yield was 2.76%.

          The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

          The Trust's "tax-equivalent yield" adjusts the Trust's current yield, as calculated above, by a combined Federal, New York State and New York
City tax rate. The tax-equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax-equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax-equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, New
York State and City taxable income (the net amount subject to income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. For the seven-day period ended
June 30, 1995, the Trust's tax-equivalent yield was 5.06% and its tax-equivalent compounded yield was 5.13% for an investment subject to a 46.24% combined effective tax rate (the maximum for a New York City resident).

          Yield information may be useful to investors in reviewing the Trust's performance. The Trust's yield may be compared to that of other investments, by citing various indices such as The Bank Rate Monitor
National Index (provided by Bank Rate MonitorTM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions
in the top ten metropolitan areas.   However, a number of factors should
be considered before using yield information as a basis for comparison with other investments. An investment in the Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust's performance reflects the voluntary assumption of expenses by the Manager, absent which such figures would have been lower than those shown above. When comparing the Trust's yield and investment risk with that of other investments, investors should understand that certain other investment alternatives, such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured or guaranteed. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Trust's dividends to the rate of return on taxable investments federal and New York state and city income taxes on such investments should be considered.

                                ADDITIONAL INFORMATION

 Description of the Trust. Until February 1, 1990, the Trust's name was "Oppenheimer New York Tax-Exempt Cash Reserves." The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust itself would be unable to meet its obligations. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law. It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal and New York tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, by December
31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year or else the Trust must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it might be in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of portfolio securities to and from the Trust. The Manager has represented to the Trust that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trust and the Custodian. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

          The Transfer Agent (Shareholder Services, Inc.) is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Trust's principal underwriter in the continuous public offering of its shares. The General Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trust audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and for Oppenheimer Management Corporation ("OMC") the Manager's immediate parent, as well as for certain other funds advised by the Manager and OMC.

                             AUTOMATIC WITHDRAWAL PLAN PROVISIONS

          By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

          Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on an investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

          1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

          2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

          3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

          4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

          5. Checks or ACH payments will be transmitted approximately three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

          6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

          7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

          8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. the Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

          9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

          10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

          11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

INDEPENDENT AUDITORS' REPORT
Centennial New York Tax Exempt Trust


The Board of Trustees and Shareholders of
Centennial New York Tax Exempt Trust:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial New York Tax Exempt Trust as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period January 4, 1989 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial New York Tax Exempt Trust at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
July 24, 1995

     STATEMENT OF INVESTMENTS                                June 30, 1995
     Centennial New York Tax Exempt Trust


                                                              FACE          AMORTIZED COST
                                                              AMOUNT        SEE NOTE 1
------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 97.3%
------------------------------------------------------------------------------------------
NEW YORK - 97.3%
     ----------------------------------------------------------------------------------
          Albany County, New York General
     Obligation Revenue Refunding Bonds,
     South Mall Construction Project, Series
     A, FGIC Insured, 4.30%, 4/1/96                           $1,000,000    $ 1,001,490
     ----------------------------------------------------------------------------------
          Babylon, New York General Obligation
     Bonds, Series B, AMBAC Insured, 3.95%           (1)         700,000        700,000
     ----------------------------------------------------------------------------------
     Babylon, New York Industrial Develop-
     ment Agency Revenue Bonds, J. D'Addario
     & Co. Project, 3.95%                            (1)         500,000        500,000
     ----------------------------------------------------------------------------------
              Buffalo, New York General Obligation
     Revenue Anticipation Nts., Series A,
     5%, 7/12/95                                               1,500,000      1,500,354
     ----------------------------------------------------------------------------------
              City of New York Development Corp.
     Mtg. Revenue Bonds, Columbus Multi-
     family Project, Series A, 4%                    (1)         200,000        200,000
     ----------------------------------------------------------------------------------
              City of New York Housing Development
     Corp. Mtg. Revenue Bonds, East 96th
     Street Project, Series A, 3.75%                 (1)       1,100,000      1,100,000
     ----------------------------------------------------------------------------------
              City of New York Industrial Develop-
     ment Agency Revenue Bonds, Columbia
     Grammar School Project, 3.80%                   (1)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              City of New York Trust Cultural
     Resources Revenue Refunding Bonds,
     American Museum of Natural History,
     Series B, MBIA Insured, 3.95%                   (1)         100,000        100,000
     ----------------------------------------------------------------------------------
              Dormitory Authority of the State of
     New York Revenue Bonds, Columbia
     University Putters Dormitory 14C
     Project, 4.40%                                  (1)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              Dormitory Authority of the State of
     New York Revenue Bonds, Series A, FGIC
     Insured, 3.26%                                  (1)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              Erie County, New York General Obliga-
     tion Revenue Anticipation Nts.,
     4.75%, 8/15/95                                            1,200,000      1,199,959
     ----------------------------------------------------------------------------------
              New York State Energy Research &
     Development Authority Electric
     Facilities Revenue Bonds, Long Island
     Lighting Co., Series B, 3.90%                   (1)       2,300,000      2,300,000
     ----------------------------------------------------------------------------------
              New York State Energy Research &
     Development Authority Pollution
     Control Revenue Bonds, Rochester Gas
     & Electric Co., 3.80%                           (1)         600,000        600,000
     ----------------------------------------------------------------------------------
              New York State Environmental
     Facilities Corp. Solid Waste Disposal
     Revenue Bonds, General Electric Co.
     Project, Series A, 3.95%, 8/8/95                (2)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              New York State Environmental Facili-
     ties Corp. Solid Waste Disposal Reve-
     nue Refunding Bonds, General Electric
     Co. Project, Series A, 3.95%, 9/8/95            (2)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              New York State Environmental Facili-
     ties Corp. Solid Waste Disposal Reve-
     nue Refunding Bonds, General Electric
     Co. Project, Series A, 4.05%, 8/3/95            (2)         600,000        600,000
     ----------------------------------------------------------------------------------
              New York State Housing Finance Agency
     Revenue Bonds, Mount Sinai School of
     Medicine, Series A, 4%                          (1)         900,000        900,000
     ----------------------------------------------------------------------------------
              New York State Housing Finance Agency
     Revenue Bonds, Normandie Court I
     Project, 3.90%                                  (1)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              New York State Job Development
     Authority Gtd. Revenue Bonds, 1984
     Series E-1 to E-55, 3.60%                       (1)         945,000        945,000
     ----------------------------------------------------------------------------------
              New York State Job Development
     Authority Gtd. Revenue Bonds, 1984
     Series F-1 to F-17, 3.60%                       (1)         410,000        410,000
     ----------------------------------------------------------------------------------
              New York State Job Development
     Authority Gtd. Revenue Bonds, Series
     C-1 to C-30, 4.60%                              (1)         725,000        725,000

     Centennial New York Tax Exempt Trust

                                                              FACE          AMORTIZED COST
SHORT - TERM TAX-EXEMPT OBLIGATIONS (CONTINUED)               AMOUNT        SEE NOTE 1

------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
     ----------------------------------------------------------------------------------
          New York State Job Development
     Authority Gtd. Revenue Bonds, Special
     Purpose, Series C-1, 3.70%                      (1)      $   60,000    $    60,000
     ----------------------------------------------------------------------------------
              New York State Local Government
     Assistance Corp. Revenue Bonds,
     Series A, 3.70%                                 (1)       1,300,000      1,300,000
     ----------------------------------------------------------------------------------
              New York State Medical Care Facilities
     Finance Agency Revenue Bonds, Mt.
     Sinai Hospital Project, Prerefunded,
     Series C, FHA Insured, 8.875%, 1/15/96          (2)       1,000,000      1,044,062
     ----------------------------------------------------------------------------------
              New York State Medical Care Facilities
     Finance Agency Revenue Bonds, St.
     Mary's Hospital-Private Insurance
     Program, Prerefunded, AMBAC Insured,
     8.375%, 11/1/95                                 (2)       2,700,000      2,784,176
     ----------------------------------------------------------------------------------
              New York State Power Authority Revenue
     Bonds, 4.05%, 8/1/95                            (2)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              New York State Urban Development Corp.
     Correctional Facilities Revenue Bonds,
     Prerefunded, Series B, 8%, 1/1/96               (2)       1,700,000      1,763,370
     ----------------------------------------------------------------------------------
              New York State Urban Development Corp.
     Revenue Refunding Bonds, Prerefunded,
     8%, 1/1/96                                      (2)         800,000        829,629
     ----------------------------------------------------------------------------------
              North Hempstead, New York Solid Waste
     Management Authority Revenue
     Refunding Bonds, Series A, 3.75%                (1)       1,300,000      1,300,000
     ----------------------------------------------------------------------------------
              Port Authority of New York & New
     Jersey, 4.05%, 8/25/95                          (2)       1,300,000      1,300,000
     ----------------------------------------------------------------------------------
              Seneca County, New York Industrial
     Development Agency Civic Facilities
     Revenue Bonds, New York Chiropractic
     College, 4.05%                                  (1)         400,000        400,000
     ----------------------------------------------------------------------------------
              Suffolk County, New York Industrial
     Development Agency Revenue Bonds,
     Nissequogue Cogen Partners Project,
     4.30%                                           (1)         800,000        800,000
     ----------------------------------------------------------------------------------
              Triborough Bridge & Tunnel Authority
     of New York Revenue Bonds, Series
     BT-42, 4.05%                                    (1)       1,000,000      1,000,000
     ----------------------------------------------------------------------------------
              Westchester County, New York Tax
     Anticipation Notes, 1995 Series,
     5%, 12/14/95                                              2,500,000      2,505,502
     ----------------------------------------------------------------------------------
              TOTAL INVESTMENTS, AT AMORTIZED COST                          97.3%     34,868,542
              ----------------------------------------------------------------------------------
     OTHER ASSETS NET OF LIABILITIES                                2.7         977,270
                                                               ---------   ------------
              NET ASSETS                                                   100.0%    $35,845,812
                                                               =========    ============

[FN]

        1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1995. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
        2.  Put obligation redeemable at full face value on the date reported.

        See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1995
Centennial New York Tax Exempt Trust

ASSETS:
Investments, at amortized cost - see accompanying statement       $34,868,542
Cash                                                                  420,464
Receivables:
 Shares of beneficial interest sold                                   601,434
 Interest                                                             466,033
Other                                                                  23,051
                                                                  -----------
     Total assets                                                  36,379,524
                                                                  -----------

LIABILITIES:
Payables and other liabilities:
  Shares of beneficial interest redeemed                              451,156
  Dividends                                                            40,334
  Service plan fees - Note 3                                           16,528
  Transfer and shareholder servicing agens - Note 3                     3,888
  Trustees' fees                                                          100
  Other                                                                21,706
                                                                  -----------
    Total liabilities                                                 533,712
                                                                  -----------
NET ASSETS                                                        $35,845,812
                                                                  ===========

COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $35,847,135
Accumulated net realized loss from investment
  transactions                                                         (1,323)
                                                                  -----------
Net assets - Applicable to 35,847,135 shares of
  beneficial interest outstanding                                 $35,845,812
                                                                  ===========

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE
 SHARE                                                                  $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1995
Centennial New York Tax Exempt Trust

INVESTMENT INCOME - Interest                                      $1,078,023
                                                                  ----------

EXPENSES:
Management fees - Note 3                                             147,859
Service plan fees - Note 3                                            57,630
Transfer and shareholder servicing agent fees - Note 3                35,115
Shareholder reports                                                   12,115
Legal and auditing fees                                               10,657
Custodian fees and expenses                                            6,194
Registration and filing fees                                           3,419
Trustees' fees and expenses                                            2,153
Other                                                                  6,713
                                                                  ----------
     Total expenses                                                  281,855
Less assumption of expenses by Centennial Asset
  Management Corporation - Note 3                                    (44,890)
                                                                  ----------
     Net expenses                                                    236,965
                                                                  ----------

NET INVESTMENT INCOME                                                841,058

NET REALIZED LOSS ON INVESTMENTS                                        (171)
                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  840,887

                                                                  ==========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Centennial New York Tax Exempt Trust

                                                             YEAR ENDED JUNE 30,
OPERATIONS:                                                  1995           1994
                                                          ----------     ----------
Net investment income                                     $  841,058     $  423,262
Net realized gain (loss) on
  investments                                                   (171)         1,817
                                                          -----------    ----------

  Net increase in net assets
    resulting from operations                                840,887        425,079

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS                                              (842,946)      (423,702)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets
  resulting from beneficial
  interest transactions
  - Note 2                                                 9,328,969      1,523,824
                                                         -----------    -----------

NET ASSETS:
Total increase                                             9,326,910      1,525,201
Beginning of year                                         26,518,902     24,993,701
                                                         -----------    -----------
End of year                                              $35,845,812    $26,518,902
                                                         ===========    ===========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial New York Tax Exempt Trust


                                      YEAR ENDED JUNE 30,
                                      1995       1994        1993       1992
                                      -------    -------     -------    ------
PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                              $1.00      $1.00       $1.00      $1.00
                                      -------    -------     -------    ------
  Income from investment operations -
  net investment income and net
  realized gain on investments          .03        .02         .02        .03
Dividends and distributions to
  shareholders                         (.03)      (.02)       (.02)      (.03)
                                      -------    -------     -------    -------
Net asset value, end of period        $1.00      $1.00       $1.00      $1.00
                                      =======    =======     =======    =======

TOTAL RETURN, AT NET
 ASSET VALUE (2)                        2.85%      1.68%       1.83%      3.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                           $35,846    $26,519     $24,994    $24,103
Average net assets (in
 thousands)                            $29,590    $25,419     $24,257    $23,221
Number of shares
 outstanding at end of
 period (in thousands)                  35,847     26,518      24,994     24,105
Ratios to average net assets:
  Net investment income                  2.84%      1.67%       1.74%      3.00%
  Expenses, before voluntary assumption
    by the Manager                        .95%      1.02%        .98%      1.09%
  Expenses, net of voluntary assumption
    by the Manager                        .80%       .80%        .80%       .80%

[FN]
1. For the period from January 4, 1989 (commencement of operations) to September 30, 1989.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized.


FINANCIAL HIGHLIGHTS
Centennial New York Tax Exempt Trust

                                                   NINE
                                       YEAR        MONTHS       PERIOD
                                       ENDED       ENDED        ENDED
                                       JUNE 30,    JUNE 30,     SEPTEMBER 30,
                                       1991        1990         1989(1)
                                       -------     -------      -------
PER SHARE OPERATING DATA:
Net asset value, beginning of
  period                               $1.00       $1.00        $1.00
                                       -------     -------      -------
  Income from investment operations -
  net investment income and net
  realized gain on investments           .05         .04          .04
Dividends and distributions to
  shareholders                          (.05)       (.04)        (.04)
                                       -------     -------      -------
Net asset value, end of period         $1.00       $1.00        $1.00
                                       =======     =======      =======

TOTAL RETURN, AT NET
 ASSET VALUE (2)                        4.74%       3.87%        3.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                            $21,439     $9,133       $4,935
Average net assets
 (in thousands)                         $16,766     $7,008       $2,084
Number of shares
 outstanding at end of
 period (in thousands)                   21,443      9,135        4,934
Ratios to average net assets:
  Net investment income                   4.42%       4.98%(3)     5.41%(3)
  Expenses, before voluntary assumption
    by the Manager                        1.08%       1.48%(3)     2.21%(3)
  Expenses, net of voluntary assumption
    by the Manager                         .72%        .96%(3)     1.00%(3)

[FN]
1. For the period from January 4, 1989 (commencement of operations) to September 30, 1989.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

3. Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial New York Tax Exempt Trust


1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of Oppenheimer Management Corporation (OMC). The following is a summary of significant accounting policies consistently followed by the Trust.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

FEDERAL TAXES. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JUNE 30, 1995    YEAR ENDED JUNE 30, 1994
                                      ------------------------    ------------------------
                                      SHARES       AMOUNT         SHARES        AMOUNT
                                      ------       ------         ------        ------
Sold                                  94,305,152   $ 94,305,152    75,789,053   $ 75,789,053
Dividends and distributions
  reinvested                             798,765        798,765       405,612        405,612
Redeemed                             (85,774,948)   (85,774,948)  (74,670,841)   (74,670,841)
                                     ------------  -------------  ------------  -------------
 Net increase                          9,328,969   $  9,328,969     1,523,824   $  1,523,824
                                     ============  =============  ============
=============

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of .50% on the first $250 million of average annual net assets with a reduction of .025% on each $250 million thereafter, to .40% on net assets in excess of $1 billion. The Manager has agreed to assume Trust expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Trust expenses. In addition, the Manager has voluntarily undertaken to assume Trust expenses in excess of .80% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OMC, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to .20% of its net assets annually to reimburse Centennial Asset Management Corporation, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

APPENDIX A


DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and
(e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:


A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+: Obligations supported by the highest capacity for timely repayment.


A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                          APPENDIX B
                                   TAX EQUIVALENT YIELD TABLES

 The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective January 1, 1995. Combined taxable income refers to the net amount subject to (i) Federal and New York State income tax as to the first two tables below and (ii) Federal, New York State and New York City income tax as to the third and fourth tables below, in each case after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.

New York State Residents

Combined Taxable Income

                                                                                                Centennial New York
                                                                                                Tax-Exempt Trust Yield
Single Return                         Joint Return                                              of:

                                                                           Combined             2.0%             2.5%     3.0%
                                                                           Effective            Is Approximately
                   Not                                  Not                Tax                  Equivalent to a Taxable
Over               Over               Over              Over               Bracket              Yield of:
                                      $ 13,000          $ 19,000              19.72%            2.49%           3.11%     3.74%
                                      $ 19,000          $ 25,000              20.57%            2.52%           3.15%     3.78%
$ 13,000           $ 23,350           $ 25,000          $ 39,000              21.45%            2.55%           3.18%     3.82%
$ 23,350           $ 56,550           $ 39,000          $ 94,250              33.47%            3.01%           3.76%     4.51%
$ 56,550           $117,950           $ 94,250          $143,600              36.24%            3.14%           3.92%     4.71%
$117,950           $256,500           $143,600          $256,500              40.86%            3.38%           4.23%     5.07%
$256,500                              $256,500                                44.19%            3.58%           4.48%     5.38%


New York State Residents

Combined Taxable Income

                                                                                                Centennial New York
                                                                                                Tax-Exempt Trust Yield
Single Return                         Joint Return                                              of:
                                                                           Combined             3.5%            4.0%      4.5%
                                                                           Effective            Is Approximately
                   Not                                  Not                Tax                  Equivalent to a Taxable
Over               Over               Over              Over               Bracket              Yield of:

                                      $ 13,000          $ 19,000              19.72%            4.36%           4.98%     5.61%
                                      $ 19,000          $ 25,000              20.57%            4.41%           5.04%     5.67%
$ 13,000           $ 23,350           $ 25,000          $ 39,000              21.45%            4.46%           5.09%     5.73%
$ 23,350           $ 56,550           $ 39,000          $ 94,250              33.47%            5.26%           6.01%     6.76%
$ 56,550           $117,950           $ 94,250          $143,600              36.24%            5.49%           6.27%     7.06%
$117,950           $256,500           $143,600          $256,500              40.86%            5.92%           6.76%     7.61%
$256,500                              $256,500                                44.19%            6.27%           7.17%     8.06%


New York City Residents

Combined Taxable Income


                                                                                                Centennial New York
                                                                                                Tax-Exempt Trust Yield
Single Return                         Joint Return                                              of:
                                                                           Combined             2.0%             2.5%     3.0%
                                                                           Effective            Is Approximately
                   Not                                  Not                Tax                  Equivalent to a Taxable
Over               Over               Over              Over               Bracket              Yield of:
                                      $ 15,000          $ 19,000              22.14%            2.57%           3.21%     3.85%
                                      $ 19,000          $ 25,000              22.99%            2.60%           3.25%     3.90%
                                      $ 25,000          $ 27,000              23.88%            2.63%           3.28%     3.94%
$ 15,000           $ 23,350           $ 27,000          $ 39,000              24.26%            2.64%           3.30%     3.96%
$ 23,350           $ 25,000           $ 39,000          $ 45,000              35.84%            3.12%           3.90%     4.68%
$ 25,000           $ 56,550           $ 45,000          $ 94,250              35.88%            3.12%           3.90%     4.68%
$ 56,550           $ 60,000           $ 94,250          $108,000              38.55%            3.25%           4.07%     4.88%
$ 60,000           $117,950           $108,000          $143,600              38.59%            3.26%           4.07%     4.88%
$117,950           $256,500           $143,600          $256,500              43.04%            3.51%           4.39%     5.27%
$256,500                              $256,500                                46.24%            3.72%           4.65%     5.58%


New York City Residents

Combined Taxable Income

                                                                                                Centennial New York
                                                                                                Tax-Exempt Trust Yield
Single Return                         Joint Return                                              of:
                                                                           Combined             3.5%             4.0%     4.5%
                                                                           Effective            Is Approximately
                   Not                                  Not                Tax                  Equivalent to a Taxable
Over               Over               Over              Over               Bracket              Yield of:
                                      $ 15,000          $ 19,000              22.14%            4.50%           5.14%     5.78%
                                      $ 19,000          $ 25,000              22.99%            4.54%           5.19%     5.84%
                                      $ 25,000          $ 27,000              23.88%            4.60%           5.25%     5.91%
$ 15,000           $ 23,350           $ 27,000          $ 39,000              24.26%            4.62%           5.28%     5.94%
$ 23,350           $ 25,000           $ 39,000          $ 45,000              35.84%            5.46%           6.23%     7.01%
$ 25,000           $ 56,550           $ 45,000          $ 94,250              35.88%            5.46%           6.24%     7.02%
$ 56,550           $ 60,000           $ 94,250          $108,000              38.55%            5.70%           6.51%     7.32%
$ 60,000           $117,950           $108,000          $143,600              38.59%            5.70%           6.51%     7.33%
$117,950           $256,500           $143,600          $256,500              43.04%            6.14%           7.02%     7.90%
$256,500                              $256,500                                46.24%            6.51%           7.44%     8.37%

Industry Classifications



General Obligation Bonds
Special Tax Bonds
Lease/Rental
Revenue
Education
Hospitals
Housing
Transportation
Utilities
Student Loans
Corporate Backed Municipals
Industrial Development
Pollution Control

Investment Adviser and Distributor
Centennial Asset Management Corporation
3410 South Galena Street
Denver, Colorado 80231

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80201-5143
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado  80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
The Colorado State Bank Building
1600 Broadway, Suite 1850
Denver, Colorado  80202